UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

March 31, 2014

SWS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19483	75-2040825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street, Suite 3500

Dallas, Texas 75270

(Address of principal executive offices and zip code)

(214) 859-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01. Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

The Merger

On March 31, 2014, SWS Group, Inc., a Delaware corporation (“SWS”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among SWS, Hilltop Holdings Inc., a Maryland corporation (“Hilltop”) and Peruna LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Hilltop (“Merger Sub”), pursuant to which SWS will merge with and into Merger Sub and thereby become a wholly owned subsidiary of Hilltop (the “Merger”). At the effective time of the Merger, each outstanding share of SWS common stock, other than shares held by Hilltop or in treasury by SWS or by stockholders who properly demand appraisal rights under Delaware law, will be converted into the right to receive 0.2496 shares of Hilltop common stock and $1.94 in cash (collectively, the “Merger Consideration”), subject to the terms and conditions of the Merger Agreement.

The Bank Merger and the Broker-Dealer Merger

The Merger Agreement provides that, immediately following the Merger, Southwest Securities, FSB a wholly-owned subsidiary of SWS, will merge with and into Hilltop’s wholly owned subsidiary PlainsCapital Bank (the “Bank Merger”), with PlainsCapital Bank as the surviving bank in the Bank Merger. In addition, at Hilltop’s request, SWS has agreed to cooperate with Hilltop to obtain the necessary regulatory approvals to permit the merger, promptly following the Bank Merger, of Hilltop’s broker-dealer subsidiary First Southwest Company with Southwest Securities, Inc., a wholly owned broker-dealer subsidiary of SWS.

Treatment of SWS Equity Awards

Each share of SWS restricted stock granted prior to the date of the Merger Agreement will vest in full at closing, and the holders of such restricted stock will be entitled to receive the Merger Consideration on the same basis as SWS stockholders generally, less applicable withholding taxes. As of the effective time of the Merger, each notional share of SWS common stock under SWS deferred compensation plans will be converted into a number of notional shares of Hilltop common stock equal to the sum of the portion of the Merger Consideration paid in Hilltop common stock and a number of shares of Hilltop common stock with a value that is equal to the portion of the Merger Consideration paid in cash, and, any such notional shares of Hilltop common stock held in a participant account will be subject to accelerated vesting in the event that such participant is terminated other than for cause (as defined in the Merger Agreement) following the effective time.

Closing Conditions

Closing of the Merger is subject to certain customary conditions, including, among others, majority approval by the SWS stockholders and receipt of required regulatory approvals and consents and, subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party.

Representations, Warranties and Covenants

SWS and Hilltop have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by each of SWS and Hilltop with respect to the conduct of its business during the interim period between the execution of the Merger Agreement and the closing of the Merger.

Termination

The Merger Agreement contains certain termination rights for SWS and Hilltop, as the case may be, applicable upon, among other events, (i) final, non-appealable denial of a required regulatory approval, (ii) the Closing having not been completed on or prior to the first anniversary of the date of the Merger Agreement, (iii) a material breach of the Merger Agreement by the other party that cannot be cured within 30 days’ notice and would cause the closing conditions not to be satisfied, (iv) if SWS stockholders fail to approve the Merger, or (v) by Hilltop if the SWS board of directors withdraws its recommendation of the Merger to the SWS stockholders or if a governmental entity imposes a materially burdensome regulatory condition. The Merger Agreement further provides that, in connection with the termination of the Merger Agreement under specified circumstances, including if the SWS board of directors withdraws its recommendation in favor of the Merger, SWS will be required to pay Hilltop a termination fee of $8,000,000.

A copy of the Merger Agreement is attached as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about SWS, Hilltop or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specific dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors; and will not survive closing. Investors are not third-party beneficiaries under the Merger Agreement and in reviewing the representations, warranties and covenants contained in the Merger Agreement or any descriptions thereof in this summary, it is important to bear in mind that such representations, warranties and covenants or any descriptions were not intended by the parties to the Merger Agreement to be characterizations of the actual state of facts or condition of SWS, Hilltop or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. For the foregoing reasons, the representations, warranties and covenants or any descriptions of those provisions should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements and filings that the parties publicly file with the Securities and Exchange Commission.

Letter Agreement

On March 31, 2014, in connection with the Merger Agreement, Oak Hill Capital Partners III, L.P. (“OHCP”) and Oak Hill Capital Management Partners III, L.P. (“OHCMP” and, together with OHCP, the “Oak Hill Funds”) entered into a letter agreement with SWS (the “Letter Agreement”). The Letter Agreement, among other things, provides:

(a) that each of the Oak Hill Funds (i) irrevocably and unconditionally waives compliance by SWS with the terms of Section 6.4 of the Credit Agreement, dated as of July 29, 2011, by and among SWS, Hilltop and the Oak Hill Funds (the “Credit Agreement”) with respect to the Merger on the terms set forth in the Merger Agreement; (ii) irrevocably and unconditionally consents for all purposes under the Credit Agreement to the consummation of the Merger on the terms set forth in the Merger Agreement, to the extent such consent is required for the consummation of the Merger by SWS; (iii) irrevocably and unconditionally consents to the exchange of the Oak Hill Funds’ warrants to acquire SWS’s common stock and the Loans (as such term is defined in the Credit Agreement) for the equivalent Merger Consideration and applicable make-whole amount for early prepayment of the Loans as set forth in the Credit Agreement; and (iv) covenants and agrees that neither of the Oak Hill Funds shall enter into any voting agreement or arrangement with Hilltop or any of its affiliates, grant any proxy to Hilltop or any of its affiliates or become party to any voting trust or other agreement, arrangement or understanding with Hilltop or any of its affiliates, in each case, with respect to the common stock of SWS;

(b) that SWS will comply with its obligations under Section 1.7 of the Merger Agreement on a timely basis and not amend Section 1.7 of the Merger Agreement in any manner or amend any other section of the Merger Agreement with the intent of amending Section 1.7; and

(c) that if SWS amends any other provision of the Merger Agreement in a manner that adversely affects either of the Oak Hill Funds (including without limitation any adverse change to the type or amount of Merger Consideration), without the prior written consent of the Oak Hill Funds, then either of the Oak Hill Funds will have the right to terminate the Letter Agreement.

The Letter Agreement does not preclude either of the Oak Hill Funds from granting a similar consent to any other transaction involving SWS that the special committee of the SWS board of directors may recommend in the future. In the event that the Merger Agreement is terminated or the Merger is otherwise not consummated, or in the event the special committee of the SWS board of directors withdraws or materially modifies its recommendation of the Merger, the Letter Agreement will be of no further force or effect.

A copy of the Letter Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement.

Item 9.01(d).	Exhibits.

Exhibit 2.1	Agreement and Plan of Merger by and among SWS Group, Inc., Hilltop Holdings Inc. and Peruna LLC, dated as of March 31, 2014.*

Exhibit 10.1	Letter Agreement by and among SWS Group, Inc., Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P., dated as of March 31, 2014.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SWS hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Hilltop will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus of SWS and Hilltop, and SWS and Hilltop will each file other documents with respect to the proposed transaction and a definitive proxy statement/prospectus will be mailed to shareholders of SWS. Investors and security holders of SWS are urged to read the proxy statement/prospectus and other documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information. Investors and security holders of SWS will be able to obtain free copies of the registration statement and the proxy statement/prospectus (when available) and other documents filed with the SEC by SWS or Hilltop through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by SWS will be available free of charge on SWS’s internet website at www.swst.com or by contacting SWS’s Investor Relations Department at (214) 859-1800. Copies of the documents filed with the SEC by Hilltop will be available free of charge on Hilltop’s internet website at www.hilltop-holdings.com or by contacting Hilltop’s Investor Relations Department at (214) 252-4029.

SWS, Hilltop, their respective directors and certain of their executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SWS is set forth in its Annual Report on Form 10-K for the year ended June 30, 2013, which was filed with the SEC on September 6, 2013, its proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on October 3, 2013, and its Current Reports on Form 8-K, which were filed with the SEC on September 17, 2013 and October 1, 2013. Information about the directors and executive officers of Hilltop is set forth in its most recent proxy statement, which was filed with the SEC on April 30, 2013. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

From time to time we make statements (including some contained in this report) that predict or forecast future events, depend on future events for their accuracy, or otherwise contain “forward-looking” information and constitute “forward-looking statements” within the meaning of applicable U.S. securities laws. Such statements are generally identifiable by terminology such as “plans,” “expects,” “estimates,” “budgets,” “intends,” “anticipates,” “believes,” “projects,” “indicates,” “targets,” “objective,” “could,” “should,” “may” or other similar words. By their very nature, forward-looking statements require us to make assumptions that may not materialize or that may not be accurate. Readers should not place undue reliance on forward-looking statements and should recognize that such statements are predictions of future results, which may not occur as anticipated. Actual results may differ materially as a result of various factors, some of which are outside of our control, including:

•	failure to obtain the approval of shareholders of SWS in connection with the proposed transaction;

•	the failure to consummate or delay in consummating the proposed transaction for other reasons;

•	the timing to consummate the proposed transaction;

•	the risk that a condition to closing of the proposed transaction may not be satisfied;

•	the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;

•	Hilltop’s ability to achieve the synergies and value creation contemplated by the proposed transaction;

•	Hilltop’s ability to promptly and effectively integrate its and SWS’s businesses;

•	the diversion of management time on transaction-related issues;

•	the interest rate environment;

•	the volume of trading in securities;

•	the liquidity in capital markets;

•	the volatility and general level of securities prices and interest rates;

•	the ability to meet regulatory capital requirements administered by federal agencies;

•	the level of customer margin loan activity and the size of customer account balances;

•	the demand for real estate in Texas, New Mexico and the national market;

•	the credit-worthiness of our correspondents, trading counterparties and of our banking and margin customers;

•	the demand for investment banking services;

•	general economic conditions, especially in Texas and New Mexico, and investor sentiment and confidence;

•	the value of collateral securing the loans we hold;

•	competitive conditions in each of our business segments;

•	changes in accounting, tax and regulatory compliance requirements;

•	changes in federal, state and local tax rates;

•	the ability to attract and retain key personnel;

•	the availability of borrowings under credit lines, credit agreements and credit facilities;

•	the potential misconduct or errors by our employees or by entities with whom we conduct business;

•	the ability of borrowers to meet their contractual obligations and the adequacy of our allowance for loan losses; and

•	the potential for litigation and other regulatory liability.

Our future operating results also depend on our operating expenses, which are subject to fluctuation due to:

•	variations in the level of compensation expense incurred as a result of changes in the number of total employees, competitive factors or other market variables;

•	variations in expenses and capital costs, including depreciation, amortization and other non-cash charges incurred to maintain our infrastructure; and

•	unanticipated costs which may be incurred from time to time in connection with litigation, regulation and compliance, loan analyses and modifications or other contingencies.

Other factors, risks and uncertainties that could cause actual conditions, events or results to differ materially from our expectations discussed in this report include those factors described in SWS’s Annual Report on Form 10-K for the year ended June 30, 2013, under the heading “Risk Factors,” and our other reports filed with and available from the SEC. Our forward-looking statements are based on current beliefs, assumptions and expectations. No assurances can be given that any of the events anticipated by these forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our actual results, levels of activity, performance, or achievements. All forward-looking statements speak only as of the date on which they are made and, except as required by law, we expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances upon which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWS GROUP, INC.

Date: April 3, 2014	By:	/s/ J. Michael Edge
J. Michael Edge
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Agreement and Plan of Merger by and among SWS Group, Inc., Hilltop Holdings Inc. and Peruna LLC, dated as of March 31, 2014.*

Exhibit 10.1	Letter Agreement by and among SWS Group, Inc., Oak Hill Capital Partners III, L.P. and Oak Hill Capital Management Partners III, L.P., dated as of March 31, 2014.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. SWS hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the Securities and Exchange Commission.